MONARCH study in Dravet Syndrome Interim Analysis September 21, 2021 Exhibit 99.1

Agenda Introduction Eric Rojas, Head of Investor Relations Disease Overview, Patient Need, and STK-001 Mechanism of Action Edward M. Kaye, M.D., Chief Executive Officer Phase 1/2a MONARCH Interim Analysis  Barry Ticho, M.D., Ph.D., Chief Medical Officer Closing Remarks Edward M. Kaye, M.D., Chief Executive Officer Q&A

Forward Looking Statements This presentation has been prepared by Stoke Therapeutics, Inc. (“Stoke” or “our”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Stoke or any officer, director, employee, agent or advisor of Stoke. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. Stoke assumes no obligation to publicly update any information or forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, subsequent events, or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the ability of STK-001 to treat Dravet syndrome and reduce seizures, the timing and expected progress of clinical trials, data readouts, milestones and presentations, and the timing or receipt of regulatory approval. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the Company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Stoke.

Dravet Syndrome Disease Overview  STK-001 Mechanism of Action Edward M. Kaye, M.D. Chief Executive Officer

Dravet Syndrome: A Severe, Progressive Genetic Epilepsy

STOKE

85%
of cases caused by a
HAPLOINSUFFICIENCY
of the *SCN1A* gene

RESULTS IN

50%
$Na_V1.1$ protein expression

1 out of **16,000**
babies are born with Dravet syndrome

Up to 20% of children and adolescents with Dravet syndrome die before adulthood, due to SUDEP[1], prolonged seizures, seizure-related accidents or infections

Seizures are not adequately controlled in **90%** of people with Dravet syndrome

~35,000
people affected in the U.S., Canada, Japan, Germany, France and the UK



Dravet syndrome is not concentrated in a particular geographic area or ethnic group

[1] Sudden Unexpected Death in Epilepsy

Sources: *2018 Health Advances Report*; Djémié et al., *Molecular Genetics & Genomic Medicine*, 2016; Lagae et al., *Developmental Medicine & Child Neurology*, 2017; Nabbout et al., *Orphanet Journal of Rare Diseases*, 2013

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Non-Seizure Comorbidities of Dravet Syndrome Are Not Addressed by Current Therapies © Copyright 2021 Stoke Therapeutics No Approved Disease-Modifying Therapies for Dravet Syndrome Intellectual disability Developmental delays Movement and balance issues Language and speech disturbances Growth defects Sleep abnormalities Disruptions of the autonomic nervous system Mood disorders

Haploinsufficiency without TANGO-ASO = 50% functional protein © Copyright 2021 Stoke Therapeutics

Haploinsufficiency with TANGO-ASO ~100% Functional protein © Copyright 2021 Stoke Therapeutics

Studies of STK-001 Ongoing in the U.S. and UK Open-label evaluation of single and multiple ascending doses of STK-001 in the U.S. Interim results show single doses of STK-001 up to 30mg and multiple doses of 20mg were well-tolerated with no safety concerns related to the study drug First patient dosed in MAD portion at 30mg FDA will allow the evaluation of an additional higher dose level (45mg) Open-label evaluation of multiple ascending doses of STK-001 (up to 70mg) in the UK First patient dosed at 30mg

Phase 1/2a MONARCH Interim Analysis Barry Ticho, M.D., Ph.D. Chief Medical Officer

MONARCH Study Design and Objectives Design: Multi-center, open-label, SAD and MAD study of STK-001 in patients with Dravet syndrome conducted in U.S. SAD: 3 cohorts (10 mg, 20mg, 30mg) with study drug administration at Day 1 MAD: 2 cohorts (20mg, 30mg) with study drug administrations at Day 1, Week 4 (Day 29), and Week 8 (D57) All patients in SAD and MAD portion of study are followed for 6 months after last dose Study duration for each patient approximately 7 months (SAD) and 9 months (MAD) Primary Objectives: Evaluate safety and tolerability of SAD and MAD of STK‑001 Determine pharmacokinetics (PK) of SAD and MAD of STK-001 in plasma and exposure in CSF Secondary Objectives: Assess effect of SAD and MAD of STK‑001: As an adjunctive antiepileptic treatment with respect to the percentage change from baseline in convulsive seizure frequency On overall clinical status and quality of life (not included in this interim analysis)

MONARCH SAD Study Assessments



Baseline Seizure Diary
Seizure Diary
Seizure Diary
D-28
D-1
D1
D2
D4
D8
D29
D57
D85
D113
D141
D169
CSF collection
CSF collection
CSF collection
AE monitoring, Physical Examination, Clinical laboratories, Plasma PK

MONARCH MAD Study Assessments



Baseline Seizure Diary
Seizure Diary
D-28
D-1
D1
D2
D4
D8
D29 W4
D32
D36 W5
D57 W8
D60
D64 W9
D85 W12
D113 W16
D141 W20
D169 W24
D196 W28
D225 W32
CSF collection
CSF collection
CSF collection
CSF collection
AE monitoring, Physical Examination, Clinical laboratories, Plasma PK

= Study Drug Administration

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MONARCH Study Interim Analysis Included 21 Patients, All of Whom Had Severe Disease Despite Use of Anti-Seizure Medications Analysis conducted 3-months after the last patient was treated with 30mg (SAD) Age at Screening, years Median (min, max) 13.0 (2, 18) Age of onset of first seizure type (months) Mean (SD) 4.85 (2.242) Median (min, max) 4.00 (2.0, 11.0) Observed baseline convulsive seizure frequency (per 28 days) Mean (SD)  54 (128.564) Median (min, max)  17 (3.0, 591.0) Number of concomitant anti-seizure medications as maintenance therapy 85% (18/21) of patients used >3 concomitant anti-seizure medications; 66.7% (14/21) used >4 Most common medications were clobazam (61.9%) and fenfluramine (47.6%) Cohort A1 10mg SAD (n=5) Cohort A2 20mg SAD (n=4) Cohort A3 30mg SAD (n=6) Cohort B1 20mg MAD (n=6) No patients withdrew from the study All patients received ≥1 dose of STK-001

Single Doses of STK-001 up to 30mg and Multiple Doses of 20mg Were Well-Tolerated and No Safety Concerns Related to STK-001 3 of 21 (14.3%) patients experienced a TEAE related to study drug None observed in 30mg SAD or 20mg MAD cohorts 4 of 21 (19.0%) patients had a treatment-emergent SAE None related to study drug No new clinically significant neurologic exam findings emerged and no sign of lower extremity weakness No increase in seizures were identified in 1 hour EEG recorded ~24 hours post-dose No clinically significant changes in blood coagulation, liver function, or renal function parameters were observed

Increases in Plasma Exposure **and** Mean CSF Concentration Observed in Patients Who Received Doses From 10mg to 30mg

A dose-proportional increase in study drug exposure was observed in plasma PK

Dose (mg)	Plasma PK parameters	
	N	AUC_{last} (h*ng/mL) (Mean ± SD)
10	4	2450 ± 1690
20	4	6460 ± 2820
30	5	11600 ± 7110

- Mean group AUC_{last} increased 2.6- and 4.7-fold for dose increase of 2- and 3-fold, respectively

A dose-proportional increase in CSF concentration was observed from 20mg to 30mg



CSF Exposure in SAD Cohorts
Day 85
Day 169
Day 85
Day 169
Day 85
STK-001 in CSF (ng/mL)
0
1
2
3
4
5
LLOQ=0.25 ng/mL
10 mg
20 mg
30 mg

- STK-001 levels were detected in CSF to last collection i.e., Day 169 for 10 and 20 mg Cohorts, and Day 85 for 30 mg Cohort
- Measurable CSF Exposure up to 6 Months Post Single IT Dose Indicated Sustained Exposure in Brain

Note: AUC=Area Under the Curve; CSF=Cerebrospinal Fluid; IT=Intrathecal; LLOQ=Lower Limit of Quantification; PK=Pharmacokinetic; SAD=Single Ascending Dose

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Observed Plasma and CSF Levels in Patients Correlated Well with Model Predictions Comparison of PK Model Predictions With Mean Observed Plasma Data Comparison of PK Model Predictions With Mean Observed CSF Data CSF was drawn on Days 85 and 169 post single dose for STK-001 analyses Solid lines represent median and shaded areas represent 95% CI. Black dots represent observed data from clinical trial LLOQ = 0.25 ng/mL LLOQ = 0.5 ng/mL

Steady State Plasma and CSF STK-001 Levels are Good Predictors of STK-001 Brain Levels in Patients Projected plasma, CSF, and brain levels were strongly correlated across time and dose groups following single IT STK-001 doses Therefore, CSF and/or plasma levels in MONARCH can be used to estimate STK-001 levels in brain Note: Solid lines represent median and all shaded areas represent 95% CI

3 Monthly Doses of STK-001 (30mg) Achieve Projected Pharmacologically Active Brain Levels in 95% of Patients

~50% of patients anticipated to remain at active levels approximately 3 months after their last dose



30 mg
Mean Brain without Thalamus
1
29
57
85
113
141
169
197
225
Time (days)
Pharmacologically active range
2-<8 years
8-<13 years
13-<=18 years

Pharmacologic effect likely lasts beyond timepoint when STK-001 brain concentration falls below minimum level

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Secondary Endpoint: Trend Toward Seizure Reduction Observed 8/11 patients experienced a reduction in convulsive seizure frequency Trend more evident in patients 2 to 12 years old Patients in the study were taking multiple anti-seizure medicines: 85% on >3 and 67% >4 Data being prepared for presentation at the American Epilepsy Society annual meeting in early December Based on data available from 11 patients in the SAD cohorts (10mg, 20mg, 30mg)

Dravet Syndrome Program Continues to Progress  All patients who have completed dosing in the SAD portion of MONARCH have continued treatment in SWALLOWTAIL First patient dosed in MONARCH MAD at 30mg FDA will allow the evaluation of STK-001 up to 45mg in MONARCH First patient dosed at 30mg in ADMIRAL UK Study evaluating multiple doses up to 70mg We expect to share clinical data from multiple doses of 30mg in the second half of 2022

Acknowledgements

Closing Remarks Edward M. Kaye, M.D. Chief Executive Officer

Overall Summary of MONARCH Interim Analysis Results Single doses of STK-001 up to 30mg and multiple doses of 20mg were well-tolerated and no safety concerns related to the study drug Interim analysis confirms our pre-clinical work and gives us greater understanding of dose levels that are likely to be pharmacologically active in patients Interim findings support the advancement of STK-001 as the first potentially disease-modifying treatment for patients with Dravet syndrome

2021 Milestones as of September 2021

STOKE

1H2021	Initiate Swallowtail Open Label Extension (OLE) study of STK-001	✓
2H2021	Initiate MAD study of STK-001 (MONARCH) – COMPLETED IN 1H2021	✓
3Q2021	Preliminary safety, PK, CSF, and modeling data from SAD portion of MONARCH	✓
2H2021	Initiate MAD study of STK-001 in the U.K. (ADMIRAL)	✓
2H2021	Initiate ADOA natural history data collection	
YE2021	Identify a clinical candidate for the treatment of ADOA	
YE2021	Demonstrate *in vivo* proof of mechanism & safety for a third TANGO ASO program	

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Q&A